Long-term Debt, current and non-current	12 Months Ended
Dec. 31, 2014
Long Term Debt, current and non-current [Abstract]
Long-term debt, current and non-current

9.       Long-term debt, current and non-current

The amount of long-term debt shown in the accompanying consolidated balance sheets is analyzed as follows:

	2014	2013
Revolving credit facility	$210,000	$240,000
Secured term loans	276,008	193,096
Total debt outstanding	$486,008	$433,096
Less related deferred financing costs	(1,752)	(1,539)
Total debt, net of deferred financing costs	$484,256	$431,557
Less: Current portion of long term debt, net of deferred financing costs current	(78,734)	(46,077)
Long-term debt, net of current portion and deferred financing costs, non-current	$405,522	$385,480

Revolving credit facility: On February 18, 2005, the Company entered into a secured revolving credit facility with the Royal Bank of Scotland for $230,000 which was increased to $300,000 on May 24, 2006 with an amended agreement. The amended facility was available in full until May 24, 2012. Since that date, the available amount is reducing in semi-annual amounts of $15,000 with a final reduction of $165,000 together with the last semi-annual reduction on May 24, 2016. The credit facility bears interest at LIBOR plus a margin ranging from 0.75% to 0.85%. The weighted average interest rate of the facility as at December 31, 2014 and 2013 was 0.95% and 1.08%, respectively.

The credit facility is secured by a first priority or preferred ship mortgage on 18 vessels of the Company's fleet, assignment of all freights, earnings, insurances and requisition compensation. The lenders may also require additional security in the event the Company breaches certain covenants under the credit facility, including a shortfall in the hull cover ratio.

The credit facility contains covenants including restrictions as to changes in management and ownership of the vessels, additional indebtedness, minimum liquidity for each vessel mortgaged under or financed through the credit facility and other financial covenants. As at December 31, 2014 and 2013, the minimum liquidity requirement amounted to $7,600 and $7,600, respectively. Furthermore, the Company is not permitted to pay any dividends that would result in a breach of the financial covenants of the facility.

Secured Term Loans: The Company, through its subsidiaries, has entered into various long term loan agreements with bank institutions to partly finance or, as the case may be, refinance part of the acquisition cost of certain of its fleet vessels. The loan agreements are repayable in quarterly or semi-annual installments plus one balloon installment per loan agreement to be paid together with the last installment and bear interest at LIBOR plus margin ranging from 1% to 3%. The weighted average interest rate of the Secured Term Loans as at December 31, 2014 and 2013 was 2.68% and 2.67%, respectively. Their maturities start from March 10, 2015 the earliest to May 18, 2022 the latest.

On June 18, 2013, Tuvalu and Jabat, entered into a loan agreement with Deutsche for a loan facility of $18,000 to finance part of the acquisition cost of the vessels “Maia” and “Myrto”, drawn on June 20, 2013. The loan is repayable in 20 consecutive equal quarterly installments of $375 and a balloon payment of $10,500 payable together with the final quarterly installment on June 20, 2018. The loan bears interest at LIBOR plus a margin of 3.0%.

On May 24, 2013, Erikub and Wotho entered into a loan agreement with Export-Import Bank of China and DnB to finance part of the construction cost of the “Crystalia” and the “Atalandi”, for an amount of up to $15,000 for each vessel, drawn on May 22, 2014. Each advance is repayable in 19 quarterly installments of $250 and a balloon of $10,250 payable together with the last installment on February 22, 2019. The loan bears interest at LIBOR plus a margin of 3.0% per annum.

On January 9, 2014, Taka and Fayo entered into a loan agreement with Commonwealth Bank of Australia, London Branch, for a loan facility of up to $18,000, drawn on January 13, 2014, to finance part of the acquisition cost of the “Melite” and “Artemis”. The loan bears interest at LIBOR plus a margin of 2.25%. The loan was drawn in Tranche A of $8,500 and Tranche B of $9,500. Tranche A is repayable in 24 equal consecutive quarterly installments of about $196 each and a balloon of $3,800 payable together with the last installment on January 13, 2020. Tranche B is repayable in 32 equal consecutive quarterly installments of about $156 each and a balloon of $4,500 payable on together with the last installment on January 13, 2022.

On December 18, 2014, Pulap and Weno entered into a loan agreement with BNP Paribas, for a loan facility of up to $55,000, of which $53,500 was drawn on December 19, 2014. The loan bears interest at LIBOR plus a margin of 2% and is repayable in 14 equal semi-annual installments of approximately $1,574 and a balloon of $31,464 payable on November 30, 2021.

Under the secured long term debt agreements mentioned above, 17 vessels of the Company's fleet are mortgaged with first preferred or second preferred ship mortgage, where applicable. Additional securities required by the banks include first priority assignment of all earnings, insurances, first assignment of time charter contracts with duration of more than 12 months, pledge over the shares of the borrowers, manager's undertaking and subordination and requisition compensation and a corporate guarantee by DSI (the “Guarantor”), financial covenants, as well as operating account assignments. The lenders may also require additional security in the future in the event the borrowers breach certain covenants under the loan agreements and include restrictions as to changes in management and ownership of the vessels, additional indebtedness, as well as minimum requirements regarding hull cover ratio and minimum liquidity per vessel owned by the borrowers or the Guarantor maintained in the bank accounts of the borrowers. Furthermore, certain of the Secured Term Loans contain cross default provisions and additionally the Company is not permitted to pay any dividends from the earnings of the vessel following the occurrence of an event of default.

As at December 31, 2014, part of the Company's fleet (except of vessels Coronis, Aliki, Baltimore, Myrsini), having an aggregate carrying value of $1,222,877 has been provided as collateral to secure the debt facilities.

As at December 31, 2014 and 2013, the maximum amount required by the banks as compensating cash balance amounted to $19,500 and $18,000, respectively.

The maturities of the Company's debt facilities described above, as at December 31, 2014, and throughout their term, are as follows, and do not include the right of lenders of a secured term loan to demand repayment of the balance of the loan outstanding within the first semester of 2018, subject however to written notification by the lender(s) to the borrower(s) no earlier than within calendar year 2016 and not later than within calendar year 2017:

Period			Principal Repayment
January 1, 2015	to	December 31, 2015	$79,288
January 1, 2016	to	December 31, 2016	200,689
January 1, 2017	to	December 31, 2017	49,930
January 1, 2018	to	December 31, 2018	27,242
January 1, 2019	to	December 31, 2019	38,992
January 1, 2020	and thereafter		89,867
		Total	$486,008